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                                                                  EXHIBIT 10.32

                                    AMENDMENT
                                       TO
                        REDHOOK ALE BREWERY, INCORPORATED
                           DIRECTORS STOCK OPTION PLAN


       THIS AMENDMENT is adopted as of February 27, 1996, by REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation (the "Company").

                                    RECITALS

       A. The Redhook Ale Brewery, Incorporated Directors Stock Option Plan (the "Directors Plan") was adopted by the Board of Directors of the Company on February 26, 1993, and approved by the shareholders of the Company on March 31, 1993 (capitalized terms used but not defined in this Amendment will have the meanings given those terms in the Directors Plan).

       B. On May 24, 1995, the Board of Directors of the Company amended and restated the Directors Plan, and the Amended and Restated Directors Stock Option Plan was approved by the shareholders of the Company on June 14, 1995.

       C. The Company desires to further amend the Directors Plan in order to further increase the number of shares of Common Stock with respect to which Awards can be granted under the Directors Plan and increase the number of shares of Common Stock with respect to the annual Award granted to each individual director.

       NOW, THEREFORE, the Directors Plan as previously amended is hereby further amended as follows:

       1. Section 4.1 of the Directors Plan is amended by substituting "four thousand (4,000)" in place of "two thousand (2,000)."

       2. Section 5 of the Directors Plan is amended by substituting "one hundred seventy thousand (170,000)" in place of "seventy thousand (70,000)."

       3. Except as amended hereby, the Directors Plan as previously amended shall remain in full force and effect.

       IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.


                                 REDHOOK ALE BREWERY, INCORPORATED




                                 By /s/ Bradley A. Berg
                                    -----------------------------------------
                                    Bradley A. Berg, Executive Vice President
                                    and Chief Financial Officer